Exhibit 10.12

Supplemental Agreement No. 31

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 31 (SA-31), entered into as of the 14th day of September_2018, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer desires to reschedule the delivery month of one (1) Block B Aircraft, as shown in the table below (SA-31 Accelerated Block B Aircraft):

Aircraft Block	MSN	Table	Existing Delivery Month of Aircraft	Revised Delivery Month of Aircraft
B	40682	1-A	[*]	[*]

C. WHEREAS, Boeing has agreed to provide additional commercial and business considerations for the SA-31 Accelerated Block B Aircraft.

D. WHEREAS, Customer desires to reschedule the delivery month of one (1) Block D Aircraft, as shown in the table below (SA-31 Accelerated Block D Aircraft):

Aircraft Block	MSN	Table	Existing Delivery Month of Aircraft	Revised Delivery Month of Aircraft
D	41737	1-D	[*]	[*]

P.A. No. 3157	1	SA–31

BOEING PROPRIETARY

*  Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 31.

2.	Boeing and Customer agree that upon execution of this Supplemental Agreement No. 31 the SA-31 Accelerated Block B Aircraft is hereby rescheduled as described in Recital Paragraph B above.

3.	Boeing and Customer agree that upon execution of this Supplemental Agreement No. 31 the SA-31 Accelerated Block D Aircraft is hereby rescheduled as described in Recital Paragraph D above.

4.

Remove and replace, in its entirety, “Table 1-A”, with the revised Table 1-A, attached hereto, revised to change the delivery month of the [*] aircraft to [*]. Furthermore, Boeing and Customer agree that there will not be any change to the current [*], [*], and [*] used for the revised aircraft delivery described in Recital Paragraph B and will remain the same as of SA-30.

5.

Remove and replace, in its entirety, “Table 1-D”, with the revised Table 1-D, attached hereto, revised to change the delivery month of the [*] aircraft to [*]. Furthermore, Boeing and Customer agree that there will not be any change to the current [*], [*], and [*] used for the revised aircraft delivery described in Recital Paragraph D and will remain the same as of SA-30.

6.	This Supplemental Agreement No. 31 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to September 14, 2018.

P.A. No. 3157	2	SA–31

BOEING PROPRIETARY

*  Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Dennis A. Toy	By:	/s/ Kevin A. Burkhart

Its:	Attorney-In-Fact	Its:	Vice President

P.A. No. 3157	3	SA–31

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	30
1-A	Block B Firm Aircraft Information Table	31
1-B	Block B Conditional Firm Aircraft Information Table	30
1-C	Block C Aircraft Information Table	13
1-C1	Block C Aircraft Information Table (MSN 39285)	11
1-C2	Block C Aircraft Information Table	29
1-D	Block D Aircraft Information Table	31
1-E1	Block E Firm Aircraft Information Table (Block E1)	30
1-E2	Block E Conditional Firm Aircraft Information Table (Block E2)	30

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
A5.	Aircraft Configuration (Block E Aircraft)	30

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA–31

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062	Option Aircraft Attachment to Letter 6-1162-RRO-1062	4 30

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067R1	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	30

6-1162-RRO-1068R1	Special Provision – Block B and Block E2 Aircraft	30

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193 R1	[*] Matters and [*] Special Matters	30

P.A. No. 3157	5	SA–31

BOEING PROPRIETARY

*  Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LETTER AGREEMENT (Con’t)		SA NUMBER

6-1162-LKJ-0726	[*]	24

	SA-24 Accelerated Block B Aircraft

6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29

6-1162-LKJ-0767	Special Considerations – SA-29	29

FED-PA-3157-LA-1802894	Special Matters for Block E Aircraft	30

6-1169-LKJ-0776	SA-30 Option Aircraft	30

6-1169-LKJ-0777	Special Matters – SA-30 Option Aircraft	30

6-1169-LKJ-0778	SA-30 [*] Matters	30

P.A. No. 3157	6	SA–31

BOEING PROPRIETARY

*  Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	7	SA–31

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January 28, 2018

Supplemental Agreement No. 29	February 2, 2018

Supplemental Agreement No. 30	June 18, 2018

Supplemental Agreement No. 31	September , 2018

P.A. No. 3157	8	SA–31

BOEING PROPRIETARY

Table 1-A to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev G dated July 25, 2012

Engine Model/Thrust:	GE90-110B1L	110000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/ Aircraft at Def Agreement:		[*]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	MSN		Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)			Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	40674		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40675		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40684	SA-24 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40683	SA-28 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40685	SA-27 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40671	SA-29 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40672	SA-29 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40682	SA-29 and SA-31 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40673		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40676		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40679		[*]	[*]	[*]	[*]	[*]
Total:	11		* SA-24 Accelerated Block B Aircraft. [*] for the SA-24 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0726.
			** SA-27 Accelerated Block B Aircraft. [*] for the SA-27 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0758.

***  SA-29 and SA-31 Accelerated Block B Aircraft. This Aircraft is an [*] delivery revised to [*]. [*] for this SA-29 and SA-31 Accelerated Block B Aircraft remain unchanged from SA 30 Letter Agreement 6-1169-LKJ-0778. For avoidance of doubt, the [*], [*], and [*] for this SA-29 and SA-31 Accelerated Block B Aircraft is based on the [*] delivery as described in SA-30.

NOTES:    [*]

APR No. 50270, 62654, 79650, 106232, 108205	Supplemental Agreement No. 31

BOEING PROPRIETARY

*  Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-D To

Purchase Agreement No. PA-3157

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1 Rev E dated August 29, 2011

Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

							Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor				Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN		Deposit	Price Per A/P	1%	4%	5%	35%
Block D Aircraft
[*]	1	[*]	41439		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	41440		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	41736		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	41737	SA-31 Accelerated Block D Aircraft	[*]	[*]	[*]	[*]	[*]	[*]
	4
1 [*]
2 In SA #19, one (1) [*] Aircraft was moved to [*]. [*]

3  SA-31 Accelerated Block D Aircraft. This Aircraft is an [*] delivery revised to [*]. [*] for this SA-31 Accelerated Block D Aircraft remain unchanged from SA 30. For avoidance of doubt, the [*], [*], and [*] for this SA-31 Accelerated Block D Aircraft is based on the [*] delivery as described in SA-30 and SA-20.

FED 54641, 55684, 56375, and 58384	Supplemental Agreement No. 31
Page 1
Boeing Proprietary

*  Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.